                                                                    Exhibit 99.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS THAT the undersigned  hereby  constitutes and appoints JAMES P. GALLAGHER,  WILLIAM SONG and JOSHUA L. TARGOFF and each of them severally,  as the true and lawful attorneys and agents of the undersigned, with power to act with or without the others and with full power of substitution and  resubstitution,  to execute in the name, place and stead of the undersigned any  statements,  reports or filings  with respect to the  undersigned  that are necessary or advisable in connection with any disclosure requirement promulgated under the  federal or state  securities  laws of the United  States or any other applicable regulatory body, including, without limitation, the compliance of the undersigned with the Securities Exchange Act of 1934, as amended,  and the rules and regulations  promulgated  thereunder  (including,  without  limitation,  any filings on Schedule  13D,  Schedule 13G, Form 3, Form 4, Form 5 and Form 13F and
any  forms  or  statements  required  to be  submitted  in  connection  with any electronic filing),  and any and all amendments to such statements,  reports and filings, and any disclosure requirement promulgated under the securities laws or any similar laws or regulations of any jurisdiction whether inside or outside of the United States,  and all amendments to such statements,  reports and filings, and to file the same,  with all  exhibits  thereto,  and all other  documents in connection therewith,  with the United States Securities and Exchange Commission or any other  applicable  regulatory body, said attorneys and agents having full power  and  authority  to do and  perform  in the  name  and  on  behalf  of the undersigned  every  act  necessary  to be done in the  premises  as fully and as effectually as the undersigned might or could do in person;  and the undersigned hereby  ratifies  and confirms  all that said  attorneys  and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF,  the undersigned has subscribed these presents as of
March 29, 2012.

                                        /s/ Robert S. Schwartz
                                        ------------------------------
                                        Robert S. Schwartz